FINANCIAL INVESTORS TRUST

Aspen Managed Futures Strategy Fund

SUPPLEMENT DATED SEPTEMBER 11, 2013 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, EACH DATED AUGUST 31, 2013

Effective October 11, 2013, the Board of Trustees of Financial Investors Trust has approved a Shareholder Services Plan with respect to the Fund’s Class A Shares.  Accordingly, effective October 11, 2013, certain information is deleted, replaced in its entirety, and/or supplemented as further described below.  In addition, the 2.00% redemption fee imposed on any amounts redeemed within 30 days of purchase will be waived for a period of 30 days beginning on September 11, 2013.

In the Fund Summary section of the Fund’s Prospectus, the text and tables under the heading “Fees and Expenses” on page 2 are hereby deleted and replaced in their entirety with the following:

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in “BUYING AND REDEEMING SHARES” at page 13 of the Prospectus and “PURCHASE & REDEMPTION OF SHARES” at page 52 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A	Class I
Maximum sales charge (load) on purchases (as a percentage of offering price)	5.50%[1]	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	1.00%[1]	None
Redemption fee (as a percentage of exchange price or amount redeemed within 30 days of purchase)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class I
Management fees[2]	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	None
Other expenses	0.95%	0.73%
Other Fund expenses[3]	0.74%	0.67%
Shareholder Services Fees	0.15%	None
Expenses of the subsidiary	0.06%	0.06%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total annual Fund operating expenses	1.96%	1.49%
Fee waiver and/or expense reimbursement[4]	0.00%	0.00%
Total annual Fund operating expenses after fee waiver/expense reimbursements	1.96%	1.49%

1

If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load); however, a contingent deferred sales charge (“CDSC”) of 1.00% may apply to Class A shares redeemed within the first 12 months after a purchase in excess of $1 million.

2

The Fund intends to invest a portion of its assets in a wholly owned Cayman Islands subsidiary (the “Subsidiary”).  The Subsidiary has entered into a separate advisory agreement with Aspen Partners, Ltd., the Subsidiary’s investment adviser and the Fund’s investment adviser (the “Adviser”), for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the Adviser a management fee at the same rate that the Fund pays the Adviser for services provided to the Fund.  The Adviser has agreed to waive the advisory fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary.  This waiver may not be terminated or modified without the consent of the Board of the Fund.

3

Other Fund Expenses have restated to reflect current fees and expenses.

4

The Adviser has agreed to waive and/or reimburse fees or expenses in order to limit total annual Fund operating expenses after fee waiver/expense reimbursements (excluding distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.55% of the Fund’s average daily net assets.  This agreement is in effect through August 31, 2016.  The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the relevant agreement.  Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expenses were deferred. This agreement may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees.

EXAMPLE

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of Years You Own Your Shares	1 Year	3 Years	5 Years	10 Years
Class A Shares	$738	$1,131	$1,549	$2,707
Class I Shares	$152	$471	$813	$1,777

In addition, in the section “Sales Charge When You Purchase,” the table below replaces, in its entirety, the table found on page 14 of the Prospectus.

Below is a summary of certain features of Class A shares:

Class A
Initial Sales Charge	Up to 5.50%
Contingent Deferred Sales Charge (“CDSC”)	None (except on redemptions of certain large purchases held for less than one year)
Distribution and Service Fees	Up to 0.40%
Typical Shareholder	Generally more appropriate for long-term investors

Lastly, the information below is added following the section titled “Distribution and Services (12b-1) Plan for Class A Shares” found on page 14 of the Fund’s Prospectus and page 59 of the Fund’s Statement of Additional Information:

Shareholder Services Plan for Class A Shares

The Fund has adopted a shareholder services plan (a “Shareholder Services Plan”) with respect to the Fund’s Class A shares.  Under the Shareholder Services Plan, the Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% for Class A shares of the average daily net asset value of the Class A shares of the Fund attributable to or held in the name of a Participating Organization for its clients as compensation for providing service activities pursuant to an agreement with a Participating Organization.  Any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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